UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2007

AMERIWEST ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-122449	98-0359930
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

P.O. Box 11524, Scotia Tower, Suite 2410, 650 West Georgia Street, Vancouver, BC, V6B 4N7
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (650) 688-5800

South Sea Energy Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective December 6, 2007, the Company dismissed Cordovano and Honeck, LLP, of Englewood, Colorado, (“the “Former Accountant”) as its independent registered public accounting firm.

The Company has engaged Malone & Bailey, PC Certified Public Accountants of Houston, Texas as the Company’s principal accountant. The change in certifying accountant is effective on December 6, 2007. Malone & Bailey have been engaged to audit the Company’s year end financial statements for the fiscal year ending December 31, 2007.

Save and except as disclosed below, the Former Accountant did not, for either of the past two years or to the date of the change of certifying accountant, produce a report on the financial statements of the Company which contained an adverse opinion or disclaimer of opinion. Save and except as disclosed below, their reports were not modified as to uncertainty, audit scope or accounting principles.

The financial statements audited by the Former Accountant for the fiscal years ended December 31, 2006 and 2005 contained a modified opinion because factors including the Company’s net loss and its not having obtained profitable operations raised substantial doubt that the Company would be able to continue as a going concern.

The decision to change certifying accountants was approved by resolution of the directors of the Company effective the 6th day of December 2007.

For either of the past two years and to the date of the change in certifying accountant, there were no reportable events as described in Regulation S-K 229.304(a)(1)(v) . There were no disagreements, for either of the past two years and to the date of the change of certifying accountant, with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of any kind, including any which, if not resolved to the Former Accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Former Accountant was not, prior to its appointment or in the previous two most recent fiscal years of the Company, consulted by the Company as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and neither written nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting for an auditing or financial reporting issue.

EXHIBITS

Exhibit 16.1	Letter from former principal accountants, Cordovano and Honeck LLP

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2007	AMERIWEST ENERGY CORP.

By:	/s/ A. Chris Wright
A. Chris Wright
President